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                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1
                          TO FINANCE PROGRAM AGREEMENT

This Amendment No. 1 (this "Amendment") to Finance Program Agreement (the "Agreement") dated September 14, 1993 among FINOVA Capital Corporation ("FINOVA"), a Delaware corporation f/k/a Greyhound Financial Corporation, successor by merger to TriCon Capital Corporation, transferee of Bell Atlantic TriCon Leasing Corporation a/k/a Bell Atlantic Capital Corp. ("BACC"), Perkins Restaurants Operating Company, L.P. ("PROC"), a Delaware limited partnership and Perkins Family Restaurants, L.P. ("PFR"), a Delaware limited partnership (PROC and PFR being sometimes herein collectively referred to as "Perkins").

                                    RECITAL

         A. The parties hereto desire to renew the Agreement and make certain changes and clarifications thereto.

                 NOW, THEREFORE, in consideration of the mutual agreements and undertakings set forth herein, the parties intending to be legally bound agree as follows:

                 1.       The following sentence is added at the end of Section
                          1.13:

                          "In addition thereto, "Loan" shall mean (iii) a construction loan to a Borrower for site acquisition and hard and soft construction costs for a Restaurant which will serve as Collateral for a permanent Loan under the Program and (iv) a loan secured by a leasehold first mortgage or deed of trust on a ground lease for the Restaurant site as well as on the improvements comprising the Restaurant and a security agreement or equipment lease intended as a security agreement granting a first perfected security interest in the furniture, fixtures and equipment to be installed in the Restaurant. Each Loan described in Section 1.13 (iii) or (iv) shall have as an effective date the date that FINOVA first advances any funds to or on behalf of a Borrower, and shall contain the additional basic terms summarized in
                          Exhibit 1.13A attached hereto."

                 2. Section 6.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                          "6.1 Expiration of BACC's Obligations. BACC's obligation to consider applications for Loans under the Agreement shall terminate on the earlier of (a) December 31, 1995 or (b) the date upon which BACC shall have approved and issued commitment letters to Borrowers in an aggregate amount approximating (but not to exceed) $17,000,000. This Agreement may be renewed upon the express written approval of both parties upon terms and conditions mutually satisfactory to the parties and upon the commitment of additional funds for Loans. BACC shall be under no obligation to fund any Loan which has not closed on or before June 30, 1996."
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                 3.       Exhibit 1.13A (attached) to this Amendment is hereby
                          added to the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement by their respective duly authorized representatives.

PERKINS RESTAURANTS
OPERATING COMPANY, L.P.

By:  PERKINS MANAGEMENT COMPANY, INC.
       ITS GENERAL PARTNER

By: /s/ Michael P. Donahoe
   ------------------------------
Title:  Vice President
Date Executed:  4/17/95

PERKINS FAMILY RESTAURANTS, L.P.

By:  PERKINS MANAGEMENT COMPANY, INC.
       ITS GENERAL PARTNER

By: /s/ Michael P. Donahoe
   ------------------------------
Title:  Vice President
Date Executed:  4/17/95

FINOVA CAPITAL CORPORATION

By: /s/ William McKinney
   -------------------------------
Title:  Vice President
Date Executed:  3/31/95
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                                 EXHIBIT 1.13A

                             GROUND LEASE FINANCING
                              (LEASEHOLD MORTGAGE)


_______________________________________________________________________________________________________________________________
FINANCING TERM                                       o    10 year term, 10 year amortization

AMOUNT FINANCED                                      o    80% of hard costs of building and leaseholds

GROUND LESSOR & FEE MORTGAGE                         o    Recognition, notification and non-disturbance agreement, including notice of default, right to cure, right to transfer to another franchisee

FIXED RATE                                           o    Fixed at closing, based upon a constant spread over the applicable 10 year
                                                          Treasury constant maturity rate

1 YEAR ADJUSTABLE RATE                               o    1 year, adjustable rate mortgage, fixed at closing based upon a constant spread above the 1 year Treasury Bill rate.  Option to convert to a fixed rate on the anniversary date

5 YEAR ADJUSTABLE RATE                               o    5 year, adjustable rate mortgage, fixed at closing based upon a constant spread over the 5 year Treasury Note.  Option to convert to a fixed rate on the 5 year anniversary date

PERMANENT LOAN POINTS                                o    1 point paid at closing

ENVIRONMENTAL REPORT                                 o    Phase 1 report required

                                                     o    Shall be the responsibility of the franchisee

HARD COSTS                                           o    Building construction cost, tap fees, building permits, Engineering,
                                                          Architectural and Construction Management Fees, excavation and paving costs.

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                                 EXHIBIT 1.13A

                            CONSTRUCTION FINANCING


_______________________________________________________________________________________________________________________________
LOAN TERM                                            o    Maximum of 6 months

AMOUNT FINANCED                                      o    90% of the cost of the land and approved building construction contract.

HOLDBACK                                             o    There will be a 10% contractor holdback on all construction funds.

INTEREST RATE                                        o    Prime + 1.75% (Chase Manhattan Bank reference rate)

CONSTRUCTION POINTS                                  o    1 1/2 points, paid at closing (In addition to the permanent loan points)

CLOSING AND REPAYMENT                                o    There shall be one closing for the construction and permanent loans.
                                                          After 6 months, the construction loan will automatically convert to the permanent loan FINOVA's program pricing for fee simple real estate transactions

PRE-CLOSING                                          o    Satisfactory title policy, soil sample, site review and Phase 1
                                                          Environmental Report required prior to closing of the construction loan.

INSPECTING ENGINEER/ARCHITECT                        o    FINOVA shall retain an engineer to perform 3 site visits to review and approve all contracts and monthly draw requests, the cost which shall be born by franchisee and be capped at $3,000.  Interim review work may be requested and performed by franchisee's architect at franchisee's cost.

DISBURSEMENTS                                        o    Disbursements of draw requests shall be once monthly as approved by the inspecting architect/engineer

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